                                                                  EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-8: Nos. 33-34386, 33-15706, 2-99538, 33-44191, 33-44386, 33-44394,
33-54094; Form S-3: Nos. 33-6280, 33-2232 of Wachovia Corporation and in the related prospectuses of our report dated January 13, 1994, with respect to the consolidated financial statements of Wachovia Corporation incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 1993.



                                                  /s/ Ernst & Young


Winston-Salem, North Carolina
March 25, 1994